1    SIXTH AMENDMENT TO  ADMINISTRATOR AGREEMENT    THIS SIXTH AMENDMENT TO ADMINISTRATOR AGREEMENT (this “Sixth Amendment”), is entered  into this 4th day of November, 2020, (the “Execution Date”) by and among SageSure Insurance Managers,  LLC  (“Administrator”) and FedNat  Insurance Company  (the “Company”). Capitalized  terms used  in this  Sixth Amendment and not otherwise defined have the meanings ascribed to them in Exhibit D attached  hereto and made a part of the Agreement.    WHEREAS, Administrator and Company entered into that certain Administrator Agreement, as of  June 28, 2013 (the “Agreement”), and    WHEREAS, Administrator and Company desire to make certain amendments to the Agreement as  more particularly described herein.  AGREEMENT    NOW  THEREFORE,  in  consideration  of  the  foregoing  and  the  representations,  warranties,  covenants and agreements contained herein, and for other good and valuable consideration, the receipt  and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:  1. Section 6(D) will be deleted in its entirety and replaced with the following:    (D) The  Administrator  shall  only  have  the  authority  to  prepare  online  transfers  against  the  Program Bank Account, for the following purposes:    a) Payment of monies due  insureds  in connection with return premiums and endorsements  relating to Insurance produced under this Agreement;  b) Refund of monies received in account for policies related to other insurance carriers;  c) Payments of amounts due the Administrator in accordance with Exhibit B of this Agreement  including  ITD  Profit  Participation  from  the  Program Bank Account,  including  for  interest  earned by the Program Bank Account; and,  d) Payments to the Company.   Consistent  with  Administrator’s  reporting  obligations  under  this  Agreement,  the  Administrator shall furnish supporting documentation for all transfers from the Program Bank  Account.    2. Company  and Administrator  agree  to modify  Exhibit  B  – Administrator  Compensation  to  reflect the following:    a) Profit  Sharing  as  defined  in  Exhibit  B,  Section  E  for  the  period  from  inception  of  the  Agreement through June 30, 2020 is unchanged.    b) Profit Sharing as defined in Exhibit B, Section E for the period from July 1, 2020 and thereafter  is superseded by:  _______________________ Certain identified information has been omitted from this exhibit because it is not material and would be  competitively harmful if publicly disclosed.  Redactions are indicated by [***].

2    i. Quota  Share  agreement(s)  between  Company  and  Administrator’s  affiliates  until  terminated  at which  time  this  Agreement will  revert  to  Profit  Sharing  as  currently  defined;  ii. Released Profit Participation from Company to Administrator on a monthly basis; and,  iii. Reimbursed Profit Participation Deficits  from Administrator  to Company as mutually  agreed.  c) Provisional Commission in Exhibit B, Section A for the period from July 1, 2020 and thereafter  is changed to [***]%.    The parties will endeavor to amend and restate Exhibit B in its entirety before December 31,  2020 to fully reflect this intent and other terms as mutually agreed.    3. Company must not restrict new business or compel non‐renewals so long as the new business  or renewals are consistent with the mutually agreed upon projected portfolio that was the  basis  for  the  current  treaty  year  reinsurance purchase unless  (a) directly  compelled by  a  regulator or rating agency; or (b) as a direct result of Administrator Underperformance (as  defined  in Exhibit D).   For sake of clarity, nothing  in this paragraph will be construed to be  more  restrictive  on  the  Administrator  than  the  existing  Agreement  and  its  executed  amendments.      4. All  provisions  of  the  Agreement  not  otherwise  amended  or modified  herein  are  hereby  ratified and shall remain in full force and effect.                IN WITNESS WHEREOF,  the  parties  have  hereto  executed  this  Sixth  Amendment  as  of  the  Execution Date set forth above.  SageSure Insurance Managers, LLC      FedNat Insurance Company    By:   /s/ Terrence McLean        By:  /s/ Michael Braun      Name:  Terrence McLean        Name:  Michael Braun        Title:  President & CEO        Title:    CEO & President      Date:   November 3, 2020        Date:   November 3, 2020

3    EXHIBIT D  DEFINITIONS    “ITD  Profit  Participation”  is  the  (a)  ITD  Profit  as  calculated  in  Exhibit  B  for  the  period  beginning  December 1, 2020 and continuing thereafter; times (b) the larger of either [***]% or subscribing quota  share  percentage  by  Administrator’s  affiliates.    For  sake  of  clarity,  if  the  ITD  Profit  is  negative,  the  calculation herein prevails.  “Administrator  Underperformance”  is  a  specifically‐defined  deficiency  in  the  performance  of  Administrator that is provided with written notice from Company to Administrator and remains not cured  with rate increase filings or eligibility guideline changes for 90 days.